UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024
ASURE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1800 Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

512-437-2700
(Registrant’s Telephone Number, including Area Code)
None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	The Nasdaq Capital Market
Series A Junior Participating Preferred Share Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2024, we held our 2024 Annual Meeting of Stockholders, at which stockholders voted on proposals to (i) elect the seven directors listed below, each to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; (ii) ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024; (iii) approve an amendment to the Asure Software, Inc. Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance by 400,000 shares; (iv) approve, on a non-binding advisory basis, the compensation of our named executive officers. There were 22,671,150 shares of common stock represented either in person or by proxy at the meeting.

The final voting results for each of the proposals are as follows:

Election of Directors (Item 1): The stockholders elected the following individuals as directors of the Company with the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Allen	19,531,080	271,860	2,868,210
W. Carl Drew	19,720,177	82,763	2,868,210
Daniel Gill	19,710,712	92,228	2,868,210
Patrick Goepel	19,028,038	774,902	2,868,210
Grace Lee	18,887,494	915,446	2,868,210
Bradford Oberwager	19,523,597	279,343	2,868,210
Bjorn Reynolds	17,644,490	2,158,450	2,868,210
Ratification of the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Item 2): The stockholders ratified the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2024. The proposal was supported by 99.16% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,480,078	181,087	9,985	0

Approval of an amendment to the Asure Software, Inc. Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance by 400,000 shares (Item 3): The stockholders approved the amendment to the Asure Software, Inc. Employee Stock Purchase Plan. The proposal was supported by 99.53% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,710,240	83,199	9,501	2,868,210

Approval, on a non-binding advisory basis, of the compensation of our named executive officers (Item 4): On an advisory basis, the stockholders approved the compensation of the Company’s named executive officers. The proposal was supported by 72.40% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,338,169	4,976,550	488,221	2,868,210

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: May 20, 2024	By:	/s/ John Pence
Chief Financial Officer